SSgA FUNDS

SSgA Clarion Real Estate Fund (the “Fund”)

(f/k/a, SSgA Tuckerman Active REIT Fund)

Supplement Dated January 9, 2013

to the

Prospectus and Statement of Additional Information (“SAI”)

Dated December 14, 2012

Effective January 1, 2013, the name of the SSgA Tuckerman Active REIT Fund changed to the SSgA Clarion Real Estate Fund.

The information on page 2 of the Prospectus under “Investment Adviser” pertaining to Amos J. Rogers and Sophia Banar is hereby deleted and the following is added:

As of January 1, 2013, the professionals primarily responsible for the day-to-day management of the Fund are T. Ritson Ferguson and Joseph P. Smith.

The table on page 6 of the Prospectus under “Portfolio Management” referencing Amos J. Rogers III and Sophia Banar is hereby deleted and the following table is added:

SSgA Fund	Portfolio Manager(s)	Experience
SSgA Clarion Real Estate Fund	T. Ritson Ferguson	Investment professional with over 26 years of real estate investment management experience.

	Jospeph P. Smith	Investment professional with over 22 years of real estate investment management experience.

The fourth paragraph on page 11 of the Prospectus under “Taxes” is hereby deleted and replaced with the following paragraph:

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder tax years beginning after December 31, 2012.

All other information in the Prospectus and SAI related to The Tuckerman Group, LLC no longer applies and information with respect to CBRE Clarion Securities LLC and Messrs. Ferguson and Smith apply to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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